UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 1, 2015 (April 27, 2015)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2015, the Board of Directors (the “Board”) of Spectra Energy Corp (the “Company”) approved the amendment and restatement of the Company’s By-Laws to fix the size of the Board at 11 members. Previously, the By-Laws provided that the number of directors shall be fixed at 10. The description of the amendment is qualified in its entirety by reference to the text of the amended and restated By-Laws filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on April 28, 2015. The shareholders (i) elected all of the Company’s nominees for directors; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2015; and (iii) approved compensation of the Company’s named executive officers on an advisory basis. The shareholders did not approve any of the shareholder proposals, which are listed below.

Nominees	For	Against	Abstain	Non-Votes
Gregory L. Ebel	446,777,500	9,413,017	3,538,521	113,905,098
F. Anthony Comper	450,444,231	7,216,910	2,067,897	113,905,098
Austin A. Adams	449,744,644	8,071,103	1,913,291	113,905,098
Joseph Alvarado	453,561,101	4,255,035	1,912,902	113,905,098
Pamela L. Carter	398,535,625	59,126,292	2,067,121	113,905,098
Clarence P. Cazalot Jr	453,437,491	4,393,521	1,898,026	113,905,098
Peter B. Hamilton	450,571,834	7,260,137	1,897,067	113,905,098
Miranda C. Hubbs	455,322,207	2,564,554	1,842,277	113,905,098
Michael McShane	454,633,459	3,198,410	1,897,169	113,905,098
Michael G. Morris	454,924,298	2,914,278	1,890,462	113,905,098
Michael E. J. Phelps	455,119,888	2,726,369	1,882,781	113,905,098

Proposal 2	For	Against	Abstain	Non-Votes
Ratification of	567,561,127	4,109,293	1,963,716
Deloitte & Touche LLP as
independent registered public accounting firm for 2015

Proposal 3	For	Against	Abstain	Non-Votes
Approval of an advisory vote	439,019,152	16,327,575	4,382,311	113,905,098
on executive compensation

Proposal 4	For	Against	Abstain	Non-Votes
Shareholder Proposal - Political Contributions	131,075,134	279,859,280	48,794,624	113,905,098

Proposal 5	For	Against	Abstain	Non-Votes
Shareholder Proposal - Lobbying Disclosures	111,229,850	299,527,081	48,972,107	113,905,098

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	The By-Laws of Spectra Energy Corp, as amended and restated on April 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ Patricia M. Rice
Patricia M. Rice Vice President, Deputy General Counsel and Secretary

Date: May 1, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	The By-Laws of Spectra Energy Corp, as amended and restated on April 27, 2015